Exhibit 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1999 relating to the financial statements and financial statement schedules, which appears in Westwood One, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



/s/  PricewaterhouseCoopers LLP
-------------------------------


Century City, California
October 11, 1999



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